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                                                                      Exhibit 21

  The following is a list of subsidiaries of Warner-Lambert showing the state or country of organization and the percentage of voting securities owned by Warner-Lambert or by subsidiaries of Warner-Lambert as of December 31, 1996. Except as otherwise indicated, such subsidiaries are included in the consolidated financial statements.

                                                                      STATE OR COUNTRY
NAME OF SUBSIDIARY                                                    OF ORGANIZATION     PERCENTAGE OF OWNERSHIP
------------------                                                    ---------------     -----------------------
                                                                                                                   Page 1 of 4
Adams Brands, Inc.....................................................Philippines          100
American Chicle Company...............................................Delaware             100
Euronett, Inc.........................................................Delaware             100
Grupo Warner Lambert Mexico, S.A. de C.V..............................Mexico               100
International Affiliated Corporation..................................Delaware             100
      Warner-Lambert GmbH.............................................Germany              100    International Affiliated
                                                                                                  Corporation
               Parke, Davis GmbH......................................Germany              100    Warner-Lambert GmbH
               Goedecke Aktiengesellschaft............................Germany              100    Warner-Lambert GmbH
                      Adenylchemie GmbH...............................Germany              100    Goedecke Aktiengesellschaft
                      Goedecke Gesellschaft m.b.H.....................Austria              100    Goedecke Aktiengesellschaft
               International Company for Gum and
                      Confectionery (INCOGUM) S.A.E...................Egypt                 57    Warner-Lambert GmbH
               PanServ-Anzeigen-Service GmbH..........................Germany              100    Warner-Lambert GmbH
               Warner-Lambert Consumer Products GmbH, Berlin..........Germany              100    Warner-Lambert GmbH
                      Warner-Lambert Consumer Products GmbH,
                             Frankfurt................................Germany              100    Warner-Lambert Consumer Products
                                                                                                  GmbH, Berlin
                      Wilkinson Sword GmbH............................Austria              100    Warner-Lambert Consumer Products
                                                                                                  GmbH, Berlin
                      NV Wilkinson Sword S.A..........................Belgium              100    Warner-Lambert Consumer Products
                                                                                                  GmbH, Berlin
                      Wilkinson Sword SpA.............................Italy                 99    Warner-Lambert Consumer Products
                                                                                                  GmbH, Berlin
                                                                                             1    Wilkinson Sword Limited
                      Wilkinson Sword S.A.E...........................Spain                100    Warner-Lambert Consumer Products
                                                                                                  GmbH, Berlin
                      Wilkinson Sword Tras Urunleri Ticaret Ltd.
                             Sirketi..................................Turkey                99.8  Warner-Lambert Consumer
                                                                                                  Products GmbH, Berlin
                                                                                              .2  Warner-Lambert GmbH
                      Wilkinson Sword Verwaltungs GmbH................Germany              100    Warner-Lambert Consumer Products
                                                                                                  GmbH, Berlin
                             W&A Grundstucksverwaltungs GbR...........Germany               97    Wilkinson Sword Verwaltungs GmbH
                                                                                             3    Warner-Lambert Consumer Products
                                                                                                  GmbH, Berlin
               Warner-Lambert Europaische Beteiligungs GmbH...........Germany              100    Warner-Lambert GmbH
                      Parke-Davis GmbH................................Austria              100    Warner-Lambert Europaische
                                                                                                  Beteiligungs GmbH
                      Warner-Lambert (Schweiz) AG.....................Switzerland          100    Warner-Lambert Europaische
                                                                                                  Beteiligungs GmbH






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
                                                                      STATE OR COUNTRY
NAME OF SUBSIDIARY                                                    OF ORGANIZATION     PERCENTAGE OF OWNERSHIP
------------------                                                    ---------------     -----------------------
                                                                                                                   Page 2 of 4
Keystone Chemurgic Corp...............................................Delaware             100
      Exchic C.A. Limited.............................................Bermuda               57.4
                                                                                            42.6  Keystone Chemurgic Corp.
      Warner-Lambert Guatemala, S.A...................................Guatemala            100    Keystone Chemurgic Corp.
Lambert & Feasley, Inc................................................New York             100
Latin American Holdings Inc...........................................Delaware             100
      Laboratorios Laprofa, Sociedad Anonima..........................Guatemala            100    Latin American Holdings Inc.
      Warner-Lambert Industria e Comercio Limitada....................Brazil               100    Latin American Holdings Inc.
                Quantum Investments S.A...............................Uruguay              100    Warner-Lambert Industria e
                                                                                                  Comercio Limitada
                     Adams S.A........................................Argentina            100    Quantum Investments S.A.
Med-Tech Ventures, Inc................................................Delaware             100
Meito Adams Co., Ltd.* ...............................................Japan                 50
Parke-Davis Sales Corporation.........................................Virgin Islands       100
Parke, Davis & Company ("Parke-Davis")................................Michigan             100
      Parke-Davis Korea Limited.......................................Korea                100    Parke-Davis
      P-D Co., Inc....................................................Delaware             100    Parke-Davis
                Warner-Lambert (Belgium) N.V..........................Belgium              100    P-D Co., Inc.
                Capsugel AG...........................................Switzerland          100    P-D Co., Inc.
                Empresas Warner Lambert S.A...........................Chile                 90    P-D Co., Inc.
                                                                                            10    Tabor Corporation
                Parke-Davis (Thailand) Limited........................Thailand             100    P-D Co., Inc.
                Parke-Davis ("Parke-Davis France")....................France                84.1  P-D Co., Inc.
                                                                                            14    Warner-Lambert Ireland Limited
                                                                                             1.9  Warner-Lambert Consumer
                                                                                                  Products GmbH, Berlin
                     Adams France.....................................France               100    Parke-Davis France
                     Cachou Lajaunie..................................France               100    Parke-Davis France
                     Capsugel France..................................France               100    Parke-Davis France
                     Societe Nouvelle des Pastilles de Vichy..........France               100    Parke-Davis France
                          C.M.S. Diffusion............................France                99    Societe Nouvelle des Pastilles
                                                                                                    de Vichy
                                                                                             1    Parke-Davis France
                Warner-Lambert Company AG.............................Switzerland          100    P-D Co., Inc.
                     Adams (Thailand) Limited.........................Thailand             100    Warner-Lambert Company AG
                     Warner-Lambert (East Africa) Limited.............Kenya                100    Warner-Lambert Company AG
                     Warner-Lambert Pottery Road Limited..............Ireland              100    Warner-Lambert Company AG

*  Subsidiary not consolidated





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
                                                                      STATE OR COUNTRY
NAME OF SUBSIDIARY                                                    OF ORGANIZATION     PERCENTAGE OF OWNERSHIP
------------------                                                    ---------------     -----------------------
                                                                                                                   Page 3 of 4
     Parke, Davis & Company, Inc.......................................Philippines         100    Parke-Davis
     Parke, Davis & Company, Limited...................................Pakistan             75.6  Parke-Davis
     Parke Davis International Limited.................................Bahamas             100    Parke-Davis
     Parke Davis Pty. Limited..........................................Australia           100    Parke-Davis
              Warner-Lambert Pty. Limited..............................Australia           100    Parke Davis Pty. Limited
              Parke Davis Wellcome Consumer Health Products Pty.
                             Limited...................................Australia           100    Parke Davis Pty. Limited
     Warner-Lambert (UK) Limited.......................................United Kingdom      100    Parke-Davis
              Lambert Chemical Company Limited.........................United Kingdom      100    Warner-Lambert (UK) Limited
              Parke Davis & Co. Limited................................Jersey, Channel     100    Warner-Lambert (UK) Limited
                                                                       Islands
              Wilkinson Sword Limited..................................United Kingdom      100    Warner-Lambert (UK) Limited
     Warner-Lambert Canada Inc.........................................Canada              100    Parke-Davis
              Omni Laboratories Inc....................................Canada              100    Warner-Lambert Canada Inc.
              Parke-Davis Afrique de l'Ouest...........................Senegal             100    Warner-Lambert Canada Inc.
              Renrall K.K..............................................Japan               100    Warner-Lambert Canada Inc.
              Wellcome Consumer Health Products, Inc...................Canada              100    Warner-Lambert Canada Inc.
                   Warner Wellcome Consumer Health Products............Canada               73    Wellcome Consumer Health
                                                                                                  Products Inc.
                                                                                            27    Warner-Lambert Canada Inc.
                        Glaxo Wellcome Warner-Lambert, OTC*............Canada               50    Wellcome Consumer Health
                                                                                                  Products Inc.
Parke Davis, S.A.......................................................Spain                86
                                                                                            14    Warner-Lambert Company AG
     Laboratorios Parke Davis, S.L. ...................................Spain               100    Parke Davis, S.A.
Parke-Davis S.p.A......................................................Italy               100    (Indirect)
Parke-Davis Scandinavia AB.............................................Sweden              100
P.T. Capsugel Indonesia................................................Indonesia            90
                                                                                            10    International Affiliated
                                                                                                  Corporation
Suzhou Capsugel'r'  Ltd. * ............................................People's Republic
                                                                       of China             50
Tabor Corporation......................................................Delaware            100
     Chicle Adams, S.A.................................................Colombia             80.3  Tabor Corporation
                                                                                            19.7  Latin American Holdings Inc.
Tetra-Werke Dr. rer. nat. Ulrich Baensch GmbH..........................Germany             100    (Indirect)
     Tetra Heimtierbedarf GmbH.........................................Germany             100    Tetra-Werke Dr. rer. nat.
                                                                                                  Ulrich Baensch GmbH
              Biorell GmbH.............................................Germany             100    Tetra Heimtierbedarf GmbH
                   HILENA Biologische und Chemische Erzeugnisse GmbH...Germany             100    Biorell GmbH
              Zoomedica Frickhinger GmbH...............................Germany             100    Tetra Heimtierbedarf GmbH
      Wilkinson Sword GmbH.............................................Germany              51    Tetra-Werke Dr. rer. nat.
                                                                                                  Ulrich Baensch GmbH
                                                                                            49    Warner-Lambert Consumer
                                                                                                  Products GmbH, Berlin
W-C Laboratories Inc..................................................Delaware             100
Warner Lambert Distribuidora, S.A. de C.V.............................Mexico               100

*  Subsidiary not consolidated




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
                                                                      STATE OR COUNTRY
NAME OF SUBSIDIARY                                                    OF ORGANIZATION     PERCENTAGE OF OWNERSHIP
------------------                                                    ---------------     -----------------------
                                                                                                                   Page 4 of 4
Warner-Lambert de Venezuela S.A.......................................Venezuela             93.2
                                                                                             6.8  Parke-Davis
       Chicle Adams, S.A..............................................Venezuela            100    Warner-Lambert de Venezuela S.A.
       Laboratorios Substantia, C.A...................................Venezuela             80    Warner-Lambert de Venezuela S.A.
Warner-Lambert Europe N.V.............................................Belgium              100
Warner-Lambert Holland B.V............................................Netherlands          100
        Parke-Davis B.V...............................................Netherlands          100    Warner-Lambert Holland B.V.
              Substantia - Produtos Farmaceuticos, Limitada...........Portugal              97.5  Parke-Davis B.V.
                                                                                             2.5  Parke-Davis France
        Parke-Davis Pharmaceuticals Limited...........................Cayman Islands,
                                                                      British West Indies   99    Warner-Lambert Holland B.V.
                                                                                             1    Parke-Davis B.V.
        Schick Nederland B.V..........................................Netherlands          100    Warner-Lambert Holland B.V.
              Warner Lambert A.E......................................Greece                99    Schick Nederland B.V.
                                                                                             1    Warner-Lambert Holland B.V.
        Wilkinson Sword B.V...........................................Netherlands          100    Warner-Lambert Holland B.V.
Warner-Lambert Inc....................................................Nevada               100
Warner-Lambert India Private Limited..................................India                100
Warner-Lambert Ireland Limited........................................Ireland              100    (Indirect)
        Warner-Lambert Distributors (Ireland) Ltd.....................Ireland              100    Warner-Lambert Ireland Limited
        Warner-Lambert Export Limited.................................Ireland              100    Warner-Lambert Ireland Limited
              Warner-Lambert Plaistow Manufacturing...................Ireland               50    Warner-Lambert Export Limited
                                                                                            17    (Indirect)
Warner-Lambert KK.....................................................Japan                 65
                                                                                            35    Tetra-Werke Dr. rer. nat. Ulrich
                                                                                                  Baensch GmbH
Warner-Lambert Ltd....................................................Delaware             100
        Warner-Lambert de Panama, Sociedad Anonima....................Panama               100    Warner-Lambert Ltd.
Warner-Lambert Manufacturing (Ireland) Ltd............................Cayman Islands,
                                                                      British West Indies  100
Warner-Lambert (NZ) Limited...........................................New Zealand          100
        Parke Davis Wellcome Consumer Healthcare Pty. Limited.........New Zealand          100    Warner-Lambert (NZ) Limited
Warner-Lambert Philippines, Inc.......................................Philippines          100
Warner-Lambert (Portugal) Comercio e Industria, Limitada..............Portugal             100
Warner-Lambert S.A. (Proprietary) Limited.............................South Africa         100
        Wilcox Sweets (Proprietary) Limited...........................South Africa         100    Warner-Lambert S.A. (Proprietary)
                                                                                                  Limited
Warner-Lambert (Thailand) Limited.....................................Thailand             100    (Indirect)
Warner-Lambert Consumer Healthcare ...................................New York              92.4
                                                                                             7.6  Warner-Lambert Ltd.
Willinger Bros., Inc..................................................Delaware             100


The foregoing list omits 10 domestic  subsidiaries  and 74 foreign  subsidiaries
which,  considered  in  the  aggregate,   would  not  constitute  a  significant
subsidiary.


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